SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)           June 20, 1995



                           TRITON ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)



             Delaware                    1-7864             75-1151855
        (State or other jurisdiction of (Commission       (IRS Employer
             incorporation)               File Number)   Identification No.)


          6688 N. Central Expressway
          Suite 1400
          Dallas, Texas                                        75206
      (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code             (214) 691-5200




                                 N/A
        (Former name or former address, if changed since last report)


ITEM 2.       DISPOSITION OF ASSETS

     On August 18, 1995, the Company sold Triton France S.A. ("Triton France") through which it held its interest in the Villeperdue field to the operator of the field, Coparex International. The sale terms resulted from a competitive bid process with the assistance of an independent investment banking firm. The Company received net proceeds, including repayment of inter-company debt, of approximately $16 million and recorded a net gain of approximately $3.5 million. Unaudited pro forma financial statements giving effect to the sale of Triton France are filed herewith in Item 7. Financial Statements and Exhibits.

ITEM 5.       OTHER EVENTS.

        In June 1995, the Company sold the assets of its subsidiary, Jet East, Inc., for $2.9 million in cash and a note. The Company realized a loss of $1.4 million on the sale. The Company disposed of its remaining aviation operations in August 1995. The Company accrued $.6 million as of June 30, 1995 for costs associated with final disposal of the segment.

        The Company has restated its Consolidated Statements of Operations for the seven month transition period ended December 31, 1994 and the years ended May 31, 1994, 1993 and 1992 to reflect the aviation sales and services segment as discontinued operations. Audited restated consolidated financial statements for the seven month transition period ended December 31, 1994 and the years ended May 31, 1994, 1993 and 1992 are filed herewith in Item 7. Financial Statements and Exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Not applicable.

     (b)     Pro Forma Consolidated Condensed Balance Sheet as of June 30,
1995

             Pro Forma Consolidated Condensed Statement of Operations - Six months ended June 30, 1995

             Pro Forma Consolidated Condensed Statement of Operations - Seven months ended December 31, 1994

             Pro Forma Consolidated Condensed Statement of Operations - Year ended May 31, 1994

             Notes to Pro Forma Consolidated Condensed Financial Statements

     (c)     Exhibits.

               Exhibit No.     Description

               23.1          Consent of Price Waterhouse LLP
               23.2          Consent of KPMG Peat Marwick LLP, Dallas, Texas
               27 Restated Financial Data Schedule for the Seven Months Ended December 31, 1994
               99.1          Restated Audited Financial Statements


     TRITON ENERGY CORPORATION AND SUBSIDIARIES:
      Report of Independent Accountants - December 31, 1994,  May 31, 1994 and
1993

     Report of Independent Accountants - May 31, 1992

       Consolidated Statements of Operations - Seven months ended December 31, 1994 and years ended May 31, 1994, 1993 and 1992

       Consolidated Balance Sheets - December 31, 1994, May 31, 1994 and 1993

       Consolidated Statements of Cash Flows - Seven months ended December 31, 1994 and years ended May 31, 1994, 1993 and 1992

       Consolidated Statements of Shareholders' Equity - Seven months ended December 31, 1994 and years ended May 31, 1994, 1993 and 1992

       Notes to Consolidated Financial Statements

     Schedules:
     II - Valuation and Qualifying Accounts - Seven months ended December 31, 1994 and years ended May 31, 1994, 1993 and 1992

                  TRITON ENERGY CORPORATION AND SUBSIDIARIES
                       PRO FORMA FINANCIAL INFORMATION
                            BASIS OF PRESENTATION




         The accompanying unaudited pro forma consolidated condensed financial statements give effect to the sale of Triton France S.A. ( "Triton France") for proceeds of approximately $16 million. The unaudited Pro Forma Consolidated Condensed Balance Sheet adjusts the June 30, 1995 historical consolidated condensed balance sheet as though such transaction occurred on June 30, 1995. The unaudited Pro Forma Consolidated Condensed Statements of Operations adjusts the historical consolidated condensed statements of operations for the six months ended June 30, 1995, the seven month transition period ended December 31, 1994 and the year ended May 31, 1994 as though such transaction occurred on June 1, 1993. The pro forma results exclude any nonrecurring charges or credits directly attributable to the transaction.

        The historical consolidated condensed statements of operations for the seven months ended December 31, 1994 and the year ended May 31, 1994 have been restated to reflect the aviation sales and services segment as discontinued operations as discussed in Item 5. Other Events.

      The pro forma consolidated condensed financial statements should be read in conjunction with the restated historical consolidated financial statements and related notes included elsewhere in this Form 8-K. The pro forma information is not necessarily indicative of the Company's financial position or results of operations that might have occurred had such transaction actually occurred on the dates indicated above.


                  TRITON ENERGY CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                JUNE 30, 1995
                                (IN THOUSANDS)
                                 (UNAUDITED)

                                                                   DISPOSITION OF
                                                   HISTORICAL      TRITON FRANCE          PRO FORMA
ASSETS

Current assets:
Cash and equivalents                               $      97,070   $        16,000   (b)  $  113,070
Short-term marketable securities                          41,397               ---            41,397
Receivables                                               29,070            (1,776)  (a)      27,294
Inventories, prepaid expenses and other                    6,652            (1,421)  (a)       5,231

Total current assets                                     174,189            12,803           186,992
Long-term marketable securities                           12,481               ---            12,481
Long-term receivables                                     58,566               ---            58,566
Property and equipment, at cost, less accumulated
     depreciation and depletion of $502,048              445,771           (18,859)  (a)     426,912
Investments and other assets                             124,073              (158)  (a)     123,915
                                                   $     815,080   $        (6,214)       $  808,866

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current installments of long-term debt             $       1,643   $           ---        $    1,643
Accounts payable and accrued liabilities                  30,911            (3,307)  (a)      27,604
Total current liabilities                                 32,554            (3,307)           29,247

Long-term debt, excluding current installments           395,794               ---           395,794
Deferred income taxes                                     23,089               ---            23,089
Deferred income and other                                121,094            (2,493)  (a)     118,601
Convertible debentures due to employees                      ---               ---               ---

Stockholders' equity:
Preferred stock, no par value                             17,975               ---            17,975
Common stock, par value $1                                35,710               ---            35,710
Additional paid-in capital                               508,990               ---           508,990
Accumulated deficit                                     (313,181)            2,854   (b)    (310,327)
Foreign currency translation adjustment                   (6,171)           (3,268)  (a)      (9,439)
Other                                                       (306)              ---              (306)
                                                         243,017              (414)          242,603
Less cost of common stock in treasury                        468                                 468

Total stockholders' equity                               242,549              (414)          242,135

Commitments and contingencies
                                                   $     815,080   $        (6,214)       $  808,866



The Company uses the full cost method to account for its oil and gas producing activities.
     See accompanying notes to pro forma consolidated condensed financial statements.

                 TRITION ENERGY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)


                                                                      DISPOSITION OF
                                                   HISTORICAL         TRITON FRANCE     (c)  PRO FORMA

Revenues:
Sales and other operating revenues                 $         48,255   $        (7,463)       $          40,792
Other income                                                 12,994               (24)                  12,970



                                                             61,249            (7,487)                  53,762

Costs and expenses:
Operating                                                    17,104            (4,238)                  12,866
General and administrative                                   12,592              (743)                  11,849
Depreciation, depletion and amortization                     10,468            (1,275)                   9,193
Writedown of assets                                             ---               ---                      ---
Interest                                                     11,510               ---                   11,510
Equity in (earnings) loss of affiliates, net                   (777)              ---                     (777)
Foreign exchange (gain) loss                                      5              (276)                    (271)

                                                             50,902            (6,532)                  44,370
Earnings (loss) from continuing operations
       before income taxes, minority interest and
       discontinued operations                               10,347              (955)                   9,392
Income tax provision:
Current                                                         ---               ---                      ---
       Deferred                                               5,693               ---                    5,693
                                                              4,654              (955)                   3,699
Minority interest in loss of subsidiaries                       ---               ---                      ---
Earnings (loss) from continuing operations         $          4,654   $          (955)       $           3,699


Weighted average number of shares outstanding                35,020                                     35,020
Earnings (loss) from continuing operations
    per  common share                              $           0.12                          $            0.09











     See accompanying notes to pro forma consolidated condensed financial statements.

                 TRITION ENERGY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     SEVEN MONTHS ENDED DECEMBER 31, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)


                                                                 DISPOSITION OF
                                                   HISTORICAL    TRITON FRANCE     (c)  PRO FORMA

Revenues:
Sales and other operating revenues                 $    20,736   $        (9,179)       $   11,557
Other income                                             4,585              (218)            4,367



                                                        25,321            (9,397)           15,924

Costs and expenses:
Operating                                               12,362            (5,784)            6,578
General and administrative                              15,997              (480)           15,517
Depreciation, depletion and amortization                 7,339            (2,363)            4,976
Writedown of assets                                        984               ---               984
Interest                                                 7,754               (47)            7,707
Equity in (earnings) loss of affiliates, net             4,102               ---             4,102
Foreign exchange (gain) loss                              (383)               21              (362)

                                                        48,155            (8,653)           39,502
Earnings (loss) from continuing operations
       before income taxes, minority interest and
       discontinued operations                         (22,834)             (744)          (23,578)
Income tax provision (benefit):
Current                                                   (773)              ---              (773)
Deferred                                                 4,569               ---             4,569

                                                       (26,630)             (744)          (27,374)
Minority interest in loss of subsidiaries                  ---               ---               ---
Earnings (loss) from continuing operations         $   (26,630)  $          (744)       $  (27,374)


Weighted average number of shares outstanding           34,944                              34,944
Earnings (loss) from continuing operations
    per common share                               $     (0.78)                         $    (0.80)











      See accompanying notes to proforma consolidated condensed financial statements.

                 TRITION ENERGY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                           YEAR ENDED MAY 31, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)


                                                                    DISPOSITION OF
                                                      HISTORICAL    TRITON FRANCE           (c)  PRO FORMA

Revenues:
Sales and other operating revenues                    $    43,208   $             (17,494)       $   25,714
Gain on sale of Triton Canada common stock                 47,865                     ---            47,865
Other income                                               16,321                    (396)           15,925



                                                          107,394                 (17,890)           89,504

Costs and expenses:
Operating                                                  27,887                 (10,347)           17,540
General and administrative                                 30,429                  (3,535)           26,894
Depreciation, depletion and amortization                   19,821                  (9,878)            9,943
Writedown of assets                                        45,754                 (43,201)            2,553
Interest                                                    7,504                    (132)            7,372
Equity in (earnings) loss of affiliates, net                 (645)                    ---              (645)
Foreign exchange (gain) loss                                 (252)                     83              (169)

                                                          130,498                 (67,010)           63,488
Earnings (loss) from continuing operations
       before income taxes, minority interest and
       discontinued operations                            (23,104)                 49,120            26,016
Income tax provision (benefit):
Current                                                     3,688                   2,045             5,733
Deferred                                                  (10,224)                 10,661               437

                                                          (16,568)                 36,414            19,846
Minority interest in (earnings) loss of subsidiaries       11,971                 (12,027)              (56)
Earnings (loss) from continuing operations            $    (4,597)  $              24,387        $   19,790


Weighted average number of shares outstanding              34,775                                    34,775
Earnings (loss) from continuing operations
     per  common share                                $     (0.13)                               $     0.57






         See notes to pro forma consolidated financial statements.






                  TRITON ENERGY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED  FINANCIAL STATEMENTS




      On August 18, 1995, the Company sold Triton France through which it held its interest in the Villeperdue field. The sale terms resulted from a competitive bid process with the assistance of an independent investment banking firm. The Company received net proceeds, including repayment of inter-company debt, of approximately $16 million and realized a net gain of approximately $3.5 million.

Pro forma adjustments are made to reflect:

(a) the elimination of assets and liabilities of Triton France as if the sale occurred on June 30, 1995;

(b) the receipt of proceeds and resulting gain, net of taxes, from the sale of Triton France; and

(c) the elimination of revenues and costs and expenses related to Triton France as if the sale occurred June 1, 1993.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRITON ENERGY CORPORATION



Date:  August  24, 1995             By:   /s/ Robert B. Holland, III
                                   Robert B. Holland, III, Senior Vice
                                   President and General Counsel